UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2013

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	23

Financial Statements	25

Financial Highlights	28

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	45

Other Information	46

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectuses.

The Goldman Sachs Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“underlying funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who want current income. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which have an emphasis on dividend paying stocks. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

The Portfolio is subject to the risk factors of each underlying fund and the securities that it holds directly, which include prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Goldman Sachs Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“underlying funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio strives to achieve returns primarily in the form of price appreciation and may use different strategies in seeking tax efficiency. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders.

The Portfolio is subject to the risk factors of each underlying fund and the securities that it holds directly, which include prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in other securities or instruments, including unaffiliated exchange-traded funds, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade bonds.

Market Review

Expectations about the monetary policies of global central banks drove the performance of the global equity and fixed income markets during the 12 months ended August 31, 2013 (“the Reporting Period”).

U.S. Equity Markets

In the U.S. equity markets, the Reporting Period began on a positive note, with September 2012 performance capping strong returns for the third quarter of 2012. Market performance was supported by the steadfast commitment of the U.S. Federal Reserve (the “Fed”) to low interest rates and easy monetary policy. Despite encouraging signs of momentum in the U.S. housing market and stabilization in the U.S. labor market during the fourth quarter of 2012, U.S. equities made only modest gains after President Obama’s re-election in November 2012, as resolution to the fiscal cliff of scheduled automatic tax increases and spending cuts proved a cliffhanger. In December 2012, the Fed updated its low interest rate policy to include the condition that the U.S. unemployment rate must decline to 6.5% or lower before it would tighten monetary policy again.

U.S. equities renewed their rally in 2013. The Dow Jones Industrial Average hit a new record high, while the S&P 500 Index made a five-year high as early as the first quarter of the new year. Strong momentum in the U.S. housing market was one of the biggest drivers of positive sentiment on the U.S. economy. The Case-Shiller index of house prices rose at its fastest pace since mid-2006. The labor market also improved, with the U.S. unemployment rate dropping to 7.7%.

However, the U.S. equity rally halted in mid-May 2013 when Fed Chair Bernanke announced a potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June 2013 on news the Fed’s slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grows as expected. While the U.S. equity market rebounded in July 2013, U.S. stocks retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the country’s debt ceiling. Oil prices responded accordingly, with the international Brent crude oil index hitting a six-month high, and the U.S. West Texas Intermediate (“WTI”) crude oil benchmark rising to its highest level in two years.

MARKET REVIEW

For the Reporting Period overall, U.S. small-cap companies performed best with U.S. mid-cap companies close behind. While generating solid double-digit positive returns, U.S. large-cap stocks followed at some distance. Value stocks outpaced growth stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth stocks outperformed value stocks within the small-cap segment of the U.S. equity market capitalization spectrum. (All as measured by Russell Investments indices.)

International Equity Markets

When the Reporting Period began in September 2012, the ongoing theme in the international equity markets was the strong commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan. European equity markets cheered European Central Bank (“ECB”) president Mario Draghi’s commitment to the euro and the ECB’s Outright Monetary Transactions (“OMT”) program to buy unlimited amounts of short-term government bonds. The Bank of Japan (“BoJ”) continued to increase its asset purchase program and extended it through the end of 2012. The leader of Japan’s Liberal Democratic Party, Shinzo Abe, was re-elected in December 2012 on a campaign that promoted the idea of adopting an official inflation target of 2% to 3%, higher than the BoJ’s 1% “goal.” In addition, Japanese policy makers and corporations appeared to be increasingly focused on depreciating the yen. A weak yen was perceived as good for Japan’s export-oriented economy.

International equities extended their rally through much of the first half of 2013 before bullish sentiment began to fade. European equity markets continued to rise despite a banking crisis in Cyprus and further economic contraction in the Eurozone. The Japanese equity market posted new gains on the hope that aggressive stimulus by Shinzo Abe’s government would indeed promote growth and inflation in Japan. The yen weakened to its lowest level against the dollar since mid-2009 on expectations that the new head of the BoJ would aggressively pursue a 2% inflation target. In May 2013, Japanese equities hit a five-year high before taking a sharp turn downward along with a number of other international equity markets.

In mid-May 2013, after Fed Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases, international equity markets reacted negatively. They responded negatively again during June 2013 on news the tapering could begin later in the calendar year, with the program ending by the middle of 2014, if the U.S. economy grew as the Fed expected. In July 2013, European equity markets rallied back as the Eurozone reported economic growth of 0.3% in the second quarter of 2013, ending six consecutive quarters of economic contraction. However, uncertainty from worsening situations in Egypt and Syria weighed on international equity markets during August 2013. Oil prices rose, with the international Brent crude oil index hitting a six-month high. Gold prices spiked to a three-month high.

Global Fixed Income Markets

As the Reporting Period began in September 2012, spread, or non-U.S. Treasury, sectors posted new gains, and government bonds weakened on expectations of further central bank policy commitments. Indeed, during September, the Fed announced open-ended purchases of agency mortgage-backed securities in a third round of quantitative easing (“QE3”), and the ECB pledged to purchase potentially unlimited amounts of distressed government bonds in secondary markets with its OMT program. These easing measures helped assuage investors’

The economic and market forecasts presented herein for informational purposes as of the date of this presentation. There can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation

MARKET REVIEW

concerns about the slow-moving U.S. economy and the potential for a financial crisis in the Eurozone and also gave fresh impetus to the hunt for yield in an exceptionally low interest rate environment.

Spread sectors weathered the political uncertainty leading into the November 6, 2012 U.S. elections, which returned Barack Obama to the Presidency and slightly increased the Democratic majority in the Senate. The rally faltered briefly after the election but resumed despite mounting uncertainty about the fiscal cliff — automatic tax increases and spending cuts scheduled to take effect at year-end 2012. The monetary policy outlook remained accommodative — the Fed confirmed sales of short-maturity U.S. Treasuries would cease at year-end 2012 with the expiration of Operation Twist but its purchases of longer-maturity securities would continue at a pace of $45 billion a month. At the same time, the Fed abandoned its previous calendar guidance on short-term interest rates in favor of an outcome-based approach focusing on inflation and unemployment levels.

In January 2013, spread sectors benefited from a last-minute deal on the fiscal cliff as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners. This trend reversed itself during February 2013, as market volatility increased, primarily on worries about U.S. fiscal policy gridlock. During March 2013, tensions resurfaced in the Eurozone, as Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, sparking rallies in core government bond markets. Spread sectors remained relatively firm. In the U.S., Congress chose not to act on the automatic federal spending cuts known as the sequester, allowing them to take effect. Still, the U.S. housing and labor markets showed signs of strength, which was interpreted to mean the Fed could begin laying the groundwork for policy tightening. Meanwhile, the BoJ announced surprisingly aggressive new easing measures in its first policy meeting since the induction of Governor Haruhiko Kuroda and deputies Kazumasa Iwata and Hiroshi Nakaso.

During April 2013, government bonds issued by European peripheral nations performed well despite weaker economic data. U.S. economic data softened somewhat early in April but were followed later in the month by more positive signs — U.S. employment and housing market data were strong. In early April, government bond yields declined on the disappointing economic data, stabilizing later in the month. Spread sectors also performed well, as investors looked past sluggish economic data for higher yielding assets in the artificially low interest rate environment.

At the beginning of May 2013, the ECB cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone growth and slowing inflation. (A basis point is 1/100th of a percentage point.) In the U.S., economic data continued to show signs of recovery with strong housing price appreciation and further improvement in the jobs picture. Later in May, during testimony to Congress, Fed Chair Bernanke said the U.S. central bank could begin considering the possibility of reducing asset purchases. The case for the “taper” was supported by more positive economic reports, including better payrolls, consumer confidence and housing data. In response to Bernanke’s testimony, government bond yields rose substantially. At the same time, spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed withdraw support.

In June 2013, bond investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed would start reducing its quantitative easing during 2013. Government bond yields continued to rise, as the June Fed meeting and press conference were more hawkish than expected. Spread sectors remained volatile.

MARKET REVIEW

Meanwhile, European data improved, with modest increases in the Eurozone Purchasing Managers indices and accelerating expansion in the U.K. Japan’s economy continued to respond positively to its government’s and central bank’s policies. In contrast, China’s economic data raised concerns about the extent of that nation’s slowdown.

During July 2013, the Fed’s tilt toward a reduction in asset purchases continued to drive volatility in the global fixed income markets. Debate over the successor to Fed Chair Bernanke introduced new concerns about future Fed policy. Government bond yields rose during July and continued to climb in August 2013 on speculation that Larry Summers, not Fed Vice Chair Janet Yellen, might be the frontrunner. It was widely believed the Fed would become more hawkish under Summers. In the Eurozone, economic data suggested the region was pulling out of recession. However, the growth outlook was weak and burdened by delayed austerity. Overall, at the end of the Reporting Period, global fixed income markets appeared to be stabilizing as investors adjusted to the prospect of reduced asset purchases by the Fed.

Risk assets outperformed U.S. Treasuries in June and through the remainder of the Reporting Period, as investors sought higher yields in the low interest rate environment. On August 17th, the U.S. Treasury announced it would take steps to expedite the winding down of Fannie Mae and Freddie Mac, with the aim of shrinking the U.S. government’s role in the mortgage market. Market expectations for more quantitative easing by the Fed also increased in August in response to minutes from the August meeting and Fed Chairman Bernanke’s speech at Jackson Hole. Though overall U.S. economic growth remained sluggish, the second quarter 2012 S&P/Case-Shiller Home Price Index showed the strongest quarter-to-quarter gain since the index’s inception in 2006.

Looking Ahead

In our opinion, the second half of 2013 may mark a turning point, as strengthening U.S. economic growth begins to have a stronger impact on global financial markets. In the U.S., we see the first signs of a gradual withdrawal of liquidity, with the Fed tilting toward a reduction in asset purchases later in the year. That said, short term, we expect choppy conditions in the financial markets as investors adjust to the prospect of a shift in Fed policy.

Outside the U.S., we see continued challenges to economic growth, and we continue to monitor risks in China, Japan and the Eurozone. In China, we believe policymakers should succeed in managing slower growth around their stated 7.5% target, as China rebalances from an investment-led to a consumption-driven economy. However, we see near-term downside risks, stemming mainly from China’s rapid credit growth and regulators’ efforts to crack down on speculative and shadow banking activity. Meanwhile, we believe the emerging markets have been disproportionately impacted by the Fed-related market selloffs because of their additional exposure to China’s slowdown and related declines in commodities prices. Japan appears to have reaped the initial benefits of radical policy shifts under its country’s new leadership. Yen depreciation has slowed, but its slide has already improved exports and business confidence. These are short-term gains, in our view, and Japan’s economic prospects over the longer run will likely depend on the momentum behind the government’s corporate reform efforts. In Europe, credit growth in the largest economies remains poor. Eurozone manufacturing indicators have improved modestly, but recession is widespread and likely to continue. Weak Eurozone demand also remains a headwind for U.K. economic growth, though the U.K. economy has begun to show signs of turning around. Both the ECB and Bank of England have maintained relatively tight monetary policy, and we anticipate further action to spur credit growth.

MARKET REVIEW

Changes to Quantitative Investment Strategies Team

After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, decided to retire from the firm at the end of June 2013. Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience, having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Portfolio Management Discussion and Analysis

Effective May 1, 2013, the components of the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), changed from the Russell 3000® Index (60%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Barclays U.S. Aggregate Bond Index (10%) to the MSCI All Country World Index Investable Market Index® (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%). Goldman Sachs Asset Management believes these changes better reflect the strategic and tactical underlying allocations of the Portfolio and therefore provide more appropriate benchmarks against which to measure the Portfolio’s performance.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolio’s performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 13.61% and 14.21%, respectively. These returns compare to the 14.24% average annual total return of the Portfolio’s new blended benchmark, the EDGE Composite Index, over the same time period. The Portfolio’s former blended benchmark generated a 16.23% average annual return.

The components of the Portfolio’s new blended benchmark generated average annual total returns of -2.47% and 16.22% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period. The components of the Portfolio’s former blended benchmark generated average annual total returns of -2.47%, 14.56% and 20.32% for the Barclays U.S. Aggregate Bond Index, the MSCI ACWI, ex North America® and the Russell 3000® Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Though the Portfolio benefited from its strategic weightings and our tactical asset allocation decisions, it underperformed the EDGE Composite Index during the Reporting Period. Security selection within the Underlying Funds overall detracted from relative returns. Four of the seven Underlying Funds we use to implement our strategic allocation decisions within the Portfolio underperformed their respective benchmark indices.

In keeping with its investment process, the Portfolio had a significant percentage of its equity allocation invested in two Underlying Funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which each employ call writing strategies and have an emphasis on dividend paying stocks. As stock markets appreciated during the Reporting Period, the index call writing strategy of both these Underlying Funds detracted from the Portfolio’s performance.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views contributed positively to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight U.S. high yield corporate bonds. High yield corporate spreads (or yield differentials to U.S. Treasuries) were near the historical median, a level that implies defaults of nearly 4%. In our opinion, the actual default rate would have to be more than 8% — even if we assume a conservative recovery rate by bondholders of 35% — to fully erode these spread levels. At the same time, underlying credit fundamentals remained supportive; during the Reporting Period, high yield issuers held almost $2 in cash for every $1 of short-term debt. In 2007, this ratio had been approximately $1 to $1.

The Portfolio was overweight the U.S. banking sector through an exchange traded fund (“ETF”), which appreciated in value during the Reporting Period. We believed U.S. bank stocks had attractive valuations relative to their historical performance and relative to the broad U.S. equity market. Furthermore, bank credit costs have been falling (the number

PORTFOLIO RESULTS

of non-performing loans peaked in the second quarter of 2009) and were near their long-term averages during the Reporting Period. Banks continued to fortify their balance sheets, with tier 1 common equity ratios — which measure banks’ financial strength — at approximately 9%, comfortably above Basel III minimums. (Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.)

The Portfolio was overweight the European and Spanish equity markets during the Reporting Period. The Portfolio was overweight European equities because of what we considered to be attractive valuations. During the Reporting Period, European stock valuations, as represented by the Euro Stoxx 50® Index (which covers 50 blue chip stocks from 12 Eurozone countries), stood well within the lower quartile of their historical levels on both an absolute basis and relative to U.S. stocks. Although the Eurozone continued to face many challenges, financial stress appeared to be easing as result of policy changes within the European Union and a reduction in the pace of European bank deleveraging. In addition, nearly half the sales of Euro Stoxx 50® Index companies are overseas. The Portfolio was overweight Spanish equities because we believed their valuations were attractive. During the Reporting Period, Spanish stock valuations reached levels that have historically preceded strong returns during the subsequent one-year and five-year time periods. In our view, valuations would normalize as concern about Spain’s sovereign debt crisis dissipated and the country continued to make structural reforms. Also, relative to other Eurozone nations, Spain has made the most progress in repairing its banks’ balance sheets. The Portfolio’s weightings in the European and Spanish equity markets were implemented through investments in stock futures. (A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price.)

The Portfolio was overweight high yield bank loans — through an investment in the Goldman Sachs High Yield Floating Rate Fund — because of their potential attractive incremental yields. Furthermore, the coupon payments of high yield bank loans reset quarterly based on the three-month LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements). Because of their rather short duration, high yield bank loans allow investors to act quickly — and potentially benefit — when interest rates rise.

Because we believed equity investors had high expectations and were susceptible to disappointment, the Portfolio had an allocation during the Reporting Period to S&P® 500 Index put options as a hedge against downside risk. (S&P® 500 Index put options have an underlying value that is equal to the full value on the day of purchase of the S&P® 500 Index). However, we believe equities could outperform bonds overall during the next few years, given that equity valuations are not yet prohibitive, corporate earnings have continued to expand and interest rates remain near historic lows.

The Portfolio was overweight U.S. technology stocks through an ETF, which appreciated in value during the Reporting Period. The technology sector offered a free cash flow yield of 7.8%, which was two standard deviations above the trend of the overall equity market and on par with the spread (the difference between stocks’ bid prices and ask prices) seen during the financial crisis. (Standard deviation is a statistical measurement of historical volatility.) In addition, large cash holdings and low dividend payout ratios give U.S. technology companies the potential for increased leverage and greater capital return. Also, rising interest rates and accelerating economic growth have historically been positive for the performance of U.S. technology stocks.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Four of the seven Underlying Funds we use to implement our strategic allocation decisions within the Portfolio underperformed their respective benchmark indices. Two of the Underlying Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend Fund — were those in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs U.S. Equity Dividend and Premium Fund underperformed its benchmark, the S&P 500® Index (with dividends reinvested). The Goldman Sachs International Equity Dividend and Premium Fund underperformed its benchmark, the MSCI Europe, Australasia, Far East (“EAFE”) Index during the Reporting Period. The Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund also underperformed their respective benchmark indices during the Reporting Period.[1]

[1]	Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Small Cap Equity Fund was renamed the Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs Structured International Small Cap Equity Fund was renamed the Goldman Sachs International Small Cap Insights Fund.

PORTFOLIO RESULTS

On the positive side, the Goldman Sachs Emerging Markets Equity Insights Fund,[2] the Goldman Sachs MLP Energy Infrastructure Fund[3] and the Goldman Sachs Core Fixed Income Fund outperformed their respective benchmark indices.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Funds have tended to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds could likely trail their respective benchmark indices. Although the Underlying Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

The U.S. and international equity markets appreciated during the Reporting Period, and the call writing strategy of both Underlying Funds detracted from performance as call options were exercised.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity index futures, equity swap contracts and equity index options. Equity index futures were used to implement our views on the European, Spanish and Japanese stock markets. Equity swap contracts were used to implement the Portfolio’s tactical tilt in Financial Times Stock Exchange 100 share index (the “FTSE 100”) dividend futures, a position we eliminated during the Reporting Period. Equity index options were used to implement the Portfolio’s position in S&P® 500 Index put options. We used foreign currency exchange contracts to take a long position in the Chinese renminbi, a position we eliminated during the Reporting Period. In addition, some of the Portfolio’s Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	In September 2012, we increased the Portfolio’s overweight in European equities through an investment in Euro Stoxx 50® Index futures. At the same time, we reduced the Portfolio’s allocations to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund and to U.S. equities through the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs Small Cap Equity Insights Fund.

At the beginning of the Reporting Period, the Portfolio had a position in FTSE 100 dividend futures, implemented through equity swap contracts. The dividend futures market allows investors to take a view on the amount of dividends that a specific company or index of companies will pay over the course of a calendar year. We eliminated the position in October 2012.

During November 2012, we decreased the Portfolio’s exposure to high yield corporate bonds by reducing its allocation to the Goldman Sachs High Yield Fund. We reallocated the proceeds to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. Also in November 2012, we allowed the Portfolio’s allocation to the Chinese renminbi to mature. We had initiated the position in October 2011. In December 2012, we allowed the Portfolio’s position in December 2012 S&P® 500 Index put options, which we had initiated in August 2012, to expire.

During January 2013, we decreased the Portfolio’s overweighted exposure to Japanese equities and invested the proceeds into investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. Later that month, we purchased April 2013 S&P® 500 Index put options at a strike price of 1500. (For put options, the strike price is the price at which shares can be sold.) We funded the position by reducing the Portfolio’s allocation to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund.

[2]	Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Emerging Markets Equity Fund was renamed the Goldman Sachs Emerging Markets Equity Insights Fund.

[3]	The Goldman Sachs MLP Energy Infrastructure Fund, which provides exposure to energy infrastructure master limited partnership (“MLP”) investments, was introduced as an Underlying Fund after the close of business on March 26, 2013.

PORTFOLIO RESULTS

During March 2013, we added an allocation to high yield floating rate loans through the Goldman Sachs High Yield Floating Rate Fund. At the end of March, we increased the Portfolio’s exposure to emerging markets equities through the Goldman Sachs Emerging Markets Equity Insights Fund, decreased its exposure to the U.S. equity and fixed income markets and added an allocation to energy infrastructure master limited partnerships (“MLPs) through the Goldman Sachs MLP Energy Infrastructure Fund.

In April 2013, we increased the Portfolio’s overweight in European equities through Euro Stoxx 50® Index futures, which we funded by reducing the Portfolio’s exposure to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. Also, we eliminated the Portfolio’s exposure to Japanese equities, implemented through an investment in stock futures, and reallocated the proceeds to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. We had initiated the position in October 2011.

During May 2013, we purchased September 2013 S&P® 500 Index put options at a strike price of 1625. We funded the position by reducing the Portfolio’s allocation to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund.

In June 2013, we reduced the Portfolio’s allocation to European equities, increasing it later in the month through an investment in Euro Stoxx 50® Index futures. Also during June, we eliminated the Portfolio’s exposure to local emerging markets debt and then later in the month reinitiated a position through the Goldman Sachs Local Emerging Markets Debt Fund. We funded the allocations to European equities and local emerging markets debt by reducing the Portfolio’s allocation to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund.

During July 2013, we added an overweight in U.S. technology stocks through an investment in an ETF. We funded the position by reducing the Portfolio’s allocation to U.S. equities through the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs Small Cap Equity Insights Fund.

In August 2013, we eliminated the Portfolio’s exposure to local emerging markets debt. We added exposure to Spanish equities through an investment in stock futures and decreased the Portfolio’s exposure to European equities.

Q	What was the Portfolio’s tactical view and strategy at the end of the Reporting Period?

A	As of August 31, 2013, the Portfolio — through its holdings in equity index futures — was overweight the European and Spanish stock markets. It was overweight large-cap U.S. bank stocks and U.S. technology stocks through investments in ETFs. The Portfolio held a position in S&P® 500 Index put options. In fixed income, through allocations to the Underlying Funds, the Portfolio held overweighted positions in high yield securities and high yield bank loans and an underweighted position in investment grade securities. The Portfolio had no exposure to emerging markets debt at the end of the Reporting Period.

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012– August 31, 2013	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	EDGE Composite Index[2] (prior to 5/1/13)	Barclays US Aggregate Bond Index	MSCI ACWI IMI Index	Russell 3000	MSCI ACWI Ex NA
Class A	13.61%	14.24%	16.23%	-2.47%	16.22%	20.32%	14.56%
Institutional	14.21	14.24	16.23	-2.47	16.22	20.32	14.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Prior to May 1, 2013, the EDGE Composite was comprised of the Russell 3000® Index (60%), the MSCI All Country World Index (ACWI), ex-North America® (30%) and the Barclays U.S. Aggregate Box Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. The MSCI All Country World Index, Investable Market Indices, ex-North America represents an unmanaged, diversified portfolio of developed and emerging countries with the exception of the United States and Canada. The Barclay’s U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of May 1, 2013, the EDGE Composite Index (Current) (“Current EDGE Composite”) is comprised of the Morgan Stanley Capital International All Country World Index IM I (Investable Market Index) (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%). The MSCI is a broad and investable global equity benchmark. MSCI ACWI IMI covers over 9,000 securities across large, mid and small cap size segments and across style and sector segments in developed and emerging markets. The Current EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	7.94%	4.16%	2.56%	4/30/08
Institutional	14.71	5.79	4.13	4/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.46%	1.56%
Institutional	1.06	1.16

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/13[5]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	7.32%	4.78%	2.92%
Returns after taxes on distributions**	6.41	4.25	2.41
Returns after taxes on distributions*** and sale of Portfolio shares	4.89	3.74	2.30

Institutional Class Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	14.21%	6.43%	4.46%
Returns after taxes on distributions**	13.11	5.82	3.88
Returns after taxes on distributions*** and sale of Portfolio shares	8.87	5.06	3.51

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”), and the MSCI ACWI ex North America (ex NA) (“MSCI ACWI ex NA”)), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	13.61%	5.97%	4.01%
Including sales charges	7.32%	4.78%	2.92%

Institutional Shares (Commenced April 30, 2008)	14.21%	6.43%	4.46%

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged Global Equity Portfolio

Portfolio Management Discussion and Analysis

Effective May 1, 2013, the components of the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), changed from the Russell 3000® Index (60%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Barclays U.S. Aggregate Bond Index (10%) to the MSCI All Country World Index Investable Market Index® (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%). Goldman Sachs Asset Management believes these changes better reflect the strategic and tactical underlying allocations of the Portfolio and therefore provide more appropriate benchmarks against which to measure the Portfolio’s performance.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolio’s performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 18.12% and 18.45%, respectively. These returns compare to the 14.24% average annual total return of the Portfolio’s new blended benchmark, the TAG Composite Index, over the same time period. The Portfolio’s former blended benchmark generated a 16.23% average annual return.

The components of the Portfolio’s new blended benchmark generated average annual total returns of -2.47% and 16.22% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period. The components of the Portfolio’s former blended benchmark generated average annual total returns of -2.47%, 14.56% and 20.32% for the Barclays U.S. Aggregate Bond Index, the MSCI ACWI, ex North America® and the Russell 3000® Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed the TAG Composite Index during the Reporting Period, benefiting from both its strategic weightings and our tactical asset allocation decisions.

Security selection within the Underlying Funds overall added to relative returns. Five of the six Underlying Funds we use to implement our strategic allocation decisions within the Portfolio outperformed their respective benchmark indices.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views contributed positively to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight U.S. high yield corporate bonds. High yield corporate spreads (or yield differentials to U.S. Treasuries) were near the historical median, a level that implies defaults of nearly 4%. In our opinion, the actual default rate would have to be more than 8% — even if we assume a conservative recovery rate by bondholders of 35% — to fully erode these spread levels. At the same time, underlying credit fundamentals remained supportive; during the Reporting Period, high yield issuers held almost $2 in cash for every $1 of short-term debt. In 2007, this ratio had been approximately $1 to $1.

The Portfolio was overweight the U.S. banking sector through an exchange traded fund (“ETF”), which appreciated in value during the Reporting Period. We believed U.S. bank stocks had attractive valuations relative to their historical performance and relative to the broad U.S. equity market. Furthermore, bank credit costs have been falling (the number of non-performing loans peaked in the second quarter of 2009) and were near their long-term averages during the Reporting Period. Banks continued to fortify their balance sheets, with tier 1 common equity ratios — which measure banks’ financial strength — at approximately 9%, comfortably above Basel III minimums. (Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.)

PORTFOLIO RESULTS

The Portfolio was overweight the European and Spanish equity markets during the Reporting Period. The Portfolio was overweight European equities because of what we considered to be attractive valuations. During the Reporting Period, European stock valuations, as represented by the Euro Stoxx 50® Index (which covers 50 blue chip stocks from 12 Eurozone countries), stood well within the lower quartile of their historical levels on both an absolute basis and relative to U.S. stocks. Although the Eurozone continued to face many challenges, financial stress appeared to be easing as result of policy changes within the European Union and a reduction in the pace of European bank deleveraging. In addition, nearly half the sales of Euro Stoxx 50® Index companies are overseas. The Portfolio was overweight Spanish equities because we believed their valuations were attractive. During the Reporting Period, Spanish stock valuations reached levels that have historically preceded strong returns during the subsequent one-year and five-year time periods. In our view, valuations would normalize as concern about Spain’s sovereign debt crisis dissipated and the country continued to make structural reforms. Also, relative to other Eurozone nations, Spain has made the most progress in repairing its banks’ balance sheets. The Portfolio’s weightings in the European and Spanish equity markets were implemented through investment in stock futures. (A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price.)

The Portfolio was overweight high yield bank loans through an investment in the Goldman Sachs High Yield Floating Rate Fund — because of their potential attractive incremental yields. Furthermore, the coupon payments of high yield bank loans reset quarterly based on the three-month LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements). Because of their rather short duration, high yield bank loans allow investors to act quickly — and potentially benefit — when interest rates rise.

During the Reporting Period, because we believed equity investors had high expectations and were susceptible to disappointment, the Portfolio had an allocation to S&P® 500 Index put options as a hedge against downside risk. (S&P® 500 Index put options have an underlying value that is equal to the full value on the day of purchase of the S&P® 500 Index). However, we believe equities could outperform bonds overall during the next few years, given that equity valuations are not yet prohibitive, corporate earnings have continued to expand and interest rates remain near historic lows.

The Portfolio was overweight U.S. technology stocks through an ETF, which appreciated in value during the Reporting Period. The technology sector offered a free cash flow yield of 7.8%, which was two standard deviations above the trend of the overall equity market and on par with the spread (the difference between stocks’ bid prices and ask prices) seen during the financial crisis. (Standard deviation is a statistical measurement of historical volatility.) In addition, large cash holdings and low dividend payout ratios give U.S. technology companies the potential for increased leverage and greater capital return. Also, rising interest rates and accelerating economic growth have historically been positive for the performance of U.S. technology stocks.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Five of the six Underlying Funds we use to implement our strategic allocation decisions within the Portfolio outperformed their respective benchmark indices. These Underlying Funds were the Goldman Sachs Structured Tax-Managed Equity Fund, the Goldman Sachs Structured International Tax-Managed Equity Fund, the Goldman Sachs Emerging Markets Equity Insights Fund,[1] the Goldman Sachs MLP Energy Infrastructure Fund[2] and the Goldman Sachs Core Fixed Income Fund. The Goldman Sachs International Small Cap Insights Fund[3] underperformed its benchmark index.

Of the Underlying Funds in which the Portfolio held its greatest weightings, the Goldman Sachs Structured Tax-Managed Equity Fund outperformed its benchmark, the Russell 3000® Index and the Goldman Sachs Structured International Tax-Managed Equity Fund outperformed its benchmark, the MSCI Europe, Australasia, Far East (“EAFE”) Index during the Reporting Period.

[1]	Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Emerging Markets Equity Fund was renamed the Goldman Sachs Emerging Markets Equity Insights Fund.

[2]	The Goldman Sachs MLP Energy Infrastructure Fund, which provides exposure to energy infrastructure master limited partnership (“MLP”) investments, was introduced as an Underlying Fund after the close of business on March 26, 2013.

[3]	Effective after the close of business on May 3, 2013, the Goldman Sachs International Small Cap Equity Fund was renamed the Goldman Sachs International Small Cap Insights Fund.

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity index futures, equity swap contracts and equity index options. Equity index futures were used to implement our views on the European, Spanish and Japanese stock markets. Equity swap contracts were used to implement the Portfolio’s tactical tilt in Financial Times Stock Exchange 100 share index (the “FTSE 100”) dividend futures, a position we eliminated during the Reporting Period. Equity index options were used to implement the Portfolio’s position in S&P® 500 Index put options. We used foreign currency exchange contracts to take a long position in the Chinese renminbi, a position we eliminated during the Reporting Period. In addition, some of the Portfolio’s Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	In September 2012, we increased the Portfolio’s overweight in European equities through an investment in Euro Stoxx 50® Index futures. At the same time, we reduced the Portfolio’s allocations to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund and to U.S. equities through the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs Small Cap Equity Insights Fund.

At the beginning of the Reporting Period, the Portfolio had a position in FTSE 100 dividend futures, implemented through equity swap contracts. The dividend futures market allows investors to take a view on the amount of dividends that a specific company or index of companies will pay over the course of a calendar year. We eliminated the position in October 2012.

During November 2012, we decreased the Portfolio’s exposure to high yield corporate bonds by reducing its allocation to the Goldman Sachs High Yield Fund. We reallocated the proceeds to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. Also in November 2012, we allowed the Portfolio’s allocation to the Chinese renminbi to mature. We had initiated the position in October 2011. In December 2012, we allowed the Portfolio’s position in December 2012 S&P® 500 Index put options, which we had initiated in August 2012, to expire.

During January 2013, we decreased the Portfolio’s overweighted exposure to Japanese equities and invested the proceeds into investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. Later that month, we purchased April 2013 S&P® 500 Index put options at a strike price of 1500. (For put options, the strike price is the price at which shares can be sold.) We funded the position by reducing the Portfolio’s allocation to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund.

During March 2013, we added an allocation to high yield floating rate loans through the Goldman Sachs High Yield Floating Rate Fund. At the end of March, we increased the Portfolio’s exposure to emerging markets equities through the Goldman Sachs Emerging Markets Equity Insights Fund, decreased its exposure to the U.S. equity and fixed income markets and added an allocation to energy infrastructure master limited partnerships (“MLPs”) through the Goldman Sachs MLP Energy Infrastructure Fund.

In April 2013, we increased the Portfolio’s overweight in European equities through Euro Stoxx 50® Index futures, which we funded by reducing the Portfolio’s exposure to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. Also, we eliminated the Portfolio’s exposure to Japanese equities, implemented through an investment in stock futures, and reallocated the proceeds to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund. We had initiated the position in October 2011.

During May 2013, we purchased September 2013 S&P® 500 Index put options at a strike price of 1625. We funded the position by reducing the Portfolio’s allocation to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund.

In June 2013, we reduced the Portfolio’s allocation to European equities, increasing it later in the month through an investment in Euro Stoxx 50® Index futures. Also during June, we eliminated the Portfolio’s exposure to local emerging markets debt and then later in the month reinitiated a position through the Goldman Sachs Local Emerging Market Debt Fund. We funded the allocations to European equities and local emerging markets debt by reducing the

PORTFOLIO RESULTS

Portfolio’s allocation to investment grade fixed income through the Goldman Sachs Core Fixed Income Fund.

During July 2013, we added an overweight in U.S. technology stocks through an investment in an ETF. We funded the position by reducing the Portfolio’s allocation to U.S. equities through the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs Small Cap Equity Insights Fund.

In August 2013, we eliminated the Portfolio’s exposure to local emerging markets debt. We added exposure to Spanish equities through an investment in stock futures and decreased the Portfolio’s exposure to European equities.

Q	What was the Portfolio’s tactical view and strategy at the end of the Reporting Period?

A	As of August 31, 2013, the Portfolio — through its holdings in equity index futures — was overweight the European and Spanish stock markets. It was overweight large-cap U.S. bank stocks and U.S. technology stocks through investments in ETFs. The Portfolio held a position in S&P® 500 Index put options. In fixed income, through allocations to the Underlying Funds, the Portfolio held overweighted positions in high yield securities and high yield bank loans and an underweighted position in investment grade securities. The Portfolio had no exposure to emerging markets debt at the end of the Reporting Period.

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012– August 31, 2013	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	TAG Composite Index[2] (prior to 5/1/13)	Barclays US Aggregate Bond Index	MSCI ACWI IMI Index	Russell 3000	MSCI ACWI Ex NA
Class A	18.12%	14.24%	16.23%	-2.47%	16.22%	20.32%	14.56%
Institutional	18.45	14.24	16.23	-2.47	16.22	20.32	14.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Prior to May 1, 2013, the TAG Composite was comprised of the Russell 3000® Index (60%), the MSCI All Country World Index (ACWI), ex-North America® (30%) and the Barclays U.S. Aggregate Box Index (10%). The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. The MSCI All Country World Index, Investable Market Indices, ex-North America represents an unmanaged, diversified portfolio of developed and emerging countries with the exception of the United States and Canada. The Barclay’s U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of May 1, 2013, the TAG Composite Index (Current) (“Current TAG Composite”) is comprised of the Morgan Stanley Capital International All Country World Index IM I (Investable Market Index) (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%). The MSCI is a broad and investable global equity benchmark. MSCI ACWI IMI covers over 9,000 securities across large, mid and small cap size segments and across style and sector segments in developed and emerging markets. The Current TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	12.55%	3.57%	2.48%	4/30/08
Institutional	19.57	5.17	4.04	4/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.43%
Institutional	0.98	1.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/13[5]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	11.61%	4.69%	2.90%
Returns after taxes on distributions**	11.17	4.38	2.61
Returns after taxes on distributions*** and sale of Portfolio shares	7.01	3.66	2.25

Institutional Class Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	18.45%	6.32%	4.41%
Returns after taxes on distributions**	17.90	5.94	4.06
Returns after taxes on distributions*** and sale of Portfolio shares	10.99	4.95	3.44

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Tax-Advantaged Global Composite Index (“TAG Composite Index”), the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”), and the MSCI ACWI ex North America (ex NA) (“MSCI ACWI ex NA”)), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	18.12%	5.89%	3.99%
Including sales charges	11.61%	4.69%	2.90%

Institutional Shares (Commenced April 30, 2008)	18.45%	6.32%	4.41%

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2013

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 93.4%
Equity – 87.8%
10,697,646	Goldman Sachs U.S. Equity Dividend and Premium Fund	$115,855,502
8,790,503	Goldman Sachs International Equity Dividend and Premium Fund	64,346,479
1,465,055	Goldman Sachs Small Cap Equity Insights Fund	23,645,983
2,641,320	Goldman Sachs Emerging Markets Equity Insights Fund	21,130,561
1,607,528	Goldman Sachs MLP Energy Infrastructure Fund	16,493,236
914,449	Goldman Sachs International Small Cap Insights Fund	8,476,945

		249,948,706

Fixed Income – 5.6%
1,488,071	Goldman Sachs High Yield Fund	10,728,995
524,192	Goldman Sachs High Yield Floating Rate Fund	5,273,367
543	Goldman Sachs Core Fixed Income Fund	5,585
423	Goldman Sachs Local Emerging Markets Debt Fund	3,533

		16,011,480

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 93.4%
(Cost $228,410,098)		$265,960,186

Shares	Description	Value

Exchange Traded Funds – 3.9%
187,534	SPDR S&P Bank Fund	$5,605,391
168,941	Technology Select Sector SPDR Fund	5,304,748

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,548,752)		$10,910,139

Contracts	Strike Price	Expiration Date	Value

Option Purchased – 0.0%
S&P 500 Index Put Option
31	$1,625	09/30/13	$82,150
(Cost $144,522)

TOTAL INVESTMENTS – 97.3%
(Cost $238,103,372)			$276,952,475

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			7,719,143

NET ASSETS – 100.0%			$284,671,618

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2013, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	145	September 2013	$5,226,002	$251,719
IBEX 35 Index	24	September 2013	2,631,109	(102,752)
TOTAL				$148,967

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2013

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 93.3%
Equity – 87.7%
26,430,349	Goldman Sachs Structured Tax-Managed Equity Fund	$363,681,601
20,273,694	Goldman Sachs Structured International Tax-Managed Equity Fund	165,433,343
6,930,101	Goldman Sachs Emerging Markets Equity Insights Fund	55,440,804
4,097,726	Goldman Sachs MLP Energy Infrastructure Fund	42,042,665
2,461,654	Goldman Sachs International Small Cap Insights Fund	22,819,532

		649,417,945

Fixed Income – 5.6%
3,816,216	Goldman Sachs High Yield Fund	27,514,915
1,364,800	Goldman Sachs High Yield Floating Rate Fund	13,729,890
2,180	Goldman Sachs Core Fixed Income Fund	22,411
1,080	Goldman Sachs Local Emerging Markets Debt Fund	9,020

		41,276,236

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 93.3%
(Cost $538,591,369)		$690,694,181

Shares	Description	Value

Exchange Traded Funds – 3.7%
468,543	SPDR S&P Bank Fund	$14,004,750
432,099	Technology Select Sector SPDR Fund	13,567,909

TOTAL EXCHANGE TRADED FUNDS
(Cost $24,417,491)		$27,572,659

Contracts	Strike Price	Expiration Date	Value

Option Purchased – 0.0%
S&P 500 Index Put Option
78	$1,625	09/30/13	$206,700
(Cost $363,636)

TOTAL INVESTMENTS – 97.0%
(Cost $563,372,496)			$718,473,540

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			22,021,399

NET ASSETS – 100.0%			$740,494,939

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2013, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	374	September 2013	$13,479,482	$643,879
IBEX 35 Index	63	September 2013	6,906,661	(269,725)
TOTAL				$374,154

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2013

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $228,410,098 and $538,591,369)	$265,960,186	$690,694,181
Investments, at value (cost $9,693,274 and $24,781,127)	10,992,289	27,779,359
Cash	6,353,818	20,557,556
Receivables:
Collateral on certain derivative contracts(a)	810,000	2,075,000
Portfolio shares sold	758,280	1,960,150
Investments sold	122,471	—
Dividends	79,948	204,383
Reimbursement from investment adviser	43,903	56,778
Other assets	964	2,483
Total assets	285,121,859	743,329,890

Liabilities:
Payables:
Portfolio shares redeemed	168,100	739,379
Futures variation margin	102,841	267,215
Investments purchased	77,601	1,649,504
Amounts owed to affiliates	46,563	121,224
Accrued expenses	55,136	57,629
Total liabilities	450,241	2,834,951

Net Assets:
Paid-in capital	247,692,960	585,435,222
Undistributed net investment income	331,784	1,637,650
Accumulated net realized loss	(2,362,640)	(2,081,765)
Net unrealized gain	39,009,514	155,503,832
NET ASSETS	$284,671,618	$740,494,939
Net Assets:
Class A	$133,048	$636,183
Institutional	284,538,570	739,858,756
Total Net Assets	$284,671,618	$740,494,939
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	12,499	56,247
Institutional	26,615,281	64,992,128
Net asset value, offering and redemption price per share:(b)
Class A	$10.64	$11.31
Institutional	10.69	11.38

(a)	Represents segregated cash relating to collateral on futures transactions.
(b)	Maximum public offering price per share for Class A shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $11.26 and $11.97, respectively.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2013

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$6,479,614	$11,938,950
Dividends from Unaffiliated Funds	75,596	173,168
Total investment income	6,555,210	12,112,118

Expenses:
Management fees	363,701	886,193
Transfer Agent fees(a)	201,784	439,382
Distribution and Service fees — Class A Shares	174,659	338,436
Professional fees	76,185	83,737
Custody, accounting and administrative services	52,608	59,503
Printing and mailing costs	52,527	71,424
Registration fees	26,949	28,835
Trustee fees	17,034	17,892
Other	10,559	15,073
Total expenses	976,006	1,940,475
Less — expense reductions	(208,386)	(209,599)
Net expenses	767,620	1,730,876
NET INVESTMENT INCOME	5,787,590	10,381,242

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	3,239,031	11,761,207
Investments	(414,613)	(936,206)
Futures contracts	3,229,825	7,371,584
Swap contracts	37,873	84,367
Forward foreign currency exchange contracts	25,198	57,746
Foreign currency transactions	32,150	74,788
Capital gain distributions from Affiliated Underlying Funds	5,743,216	355,328
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	11,710,000	61,988,857
Investments	1,162,422	2,751,491
Futures contracts	(591,078)	(1,260,582)
Swap contracts	(22,727)	(50,628)
Forward foreign currency exchange contracts	(3,699)	(8,478)
Foreign currency translation	14,428	35,381
Net realized and unrealized gain	24,162,026	82,224,855
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,949,616	$92,606,097

(a)	Class specific Transfer Agent fees were as follows:

	Transfer Agent Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$132,742	$69,042
Tax-Advantaged Global Equity	257,213	182,169

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income	$5,787,590	$3,918,889	$10,381,242	$6,955,754
Net realized gain (loss)	11,892,680	(1,230,848)	18,768,814	(5,294,626)
Net change in unrealized gain	12,269,346	12,319,913	63,456,041	39,023,173
Net increase in net assets resulting from operations	29,949,616	15,007,954	92,606,097	40,684,301

Distributions to shareholders:
From net investment income
Class A Shares	(2,275,656)	(3,145,048)	(4,171,091)	(3,193,242)
Institutional Shares	(4,471,259)	(2,151,392)	(5,177,323)	(2,955,554)
From net realized gains
Class A Shares	(1,476,537)	(70,490)	(793,567)	(167,113)
Institutional Shares	(941,687)	(45,892)	(745,537)	(119,000)
Total distributions to shareholders	(9,165,139)	(5,412,822)	(10,887,518)	(6,434,909)

From share transactions:
Proceeds from sales of shares	218,439,663	66,990,762	536,957,240	117,049,494
Reinvestment of distributions	8,601,324	4,924,873	9,635,536	5,815,636
Cost of shares redeemed	(166,179,709)	(46,838,528)	(338,811,455)	(75,969,330)
Net increase in net assets resulting from share transactions	60,861,278	25,077,107	207,781,321	46,895,800
TOTAL INCREASE	81,645,755	34,672,239	289,499,900	81,145,192

Net assets:
Beginning of year	203,025,863	168,353,624	450,995,039	369,849,847
End of year	$284,671,618	$203,025,863	$740,494,939	$450,995,039
Undistributed net investment income	$331,784	$2,376	$1,637,650	$432,926

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$9.73	$0.21	$1.08	$1.29	$(0.27)	$(0.11)	$(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)
2012 - A	9.23	0.19	0.58	0.77	(0.26)	(0.01)	(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	(0.31)
2011 - A	8.27	0.18	1.03	1.21	(0.20)	(0.05)	(0.25)
2011 - Institutional	8.30	0.22	1.04	1.26	(0.24)	(0.05)	(0.29)
2010 - A	7.98	0.15	0.32	0.47	(0.16)	(0.02)	(0.18)
2010 - Institutional	8.00	0.19	0.32	0.51	(0.19)	(0.02)	(0.21)
2009 - A	9.12	0.11	(1.09)	(0.98)	(0.16)	—	(0.16)
2009 - Institutional	9.13	0.17	(1.12)	(0.95)	(0.18)	—	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$10.64	13.61%	$133	0.60%	0.68%	2.13%	40%
10.69	14.21	284,539	0.20	0.29	2.49	40
9.73	8.51	127,290	0.60	0.70	2.02	32
9.76	8.79	75,735	0.20	0.30	2.42	32
9.23	14.52	102,498	0.60	0.73	1.91	25
9.27	15.01	65,856	0.20	0.33	2.28	25
8.27	5.80	54,481	0.60	0.78	1.74	42
8.30	6.31	30,802	0.20	0.38	2.18	42
7.98	(10.53)	32,912	0.60	1.56	1.67	75
8.00	(10.11)	22,764	0.20	1.16	2.45	75

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$9.78	$0.32	$1.41	$1.73	$(0.17)	$(0.03)	$(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)
2012 - A	8.98	0.15	0.79	0.94	(0.13)	(0.01)	(0.14)
2012 - Institutional	9.04	0.17	0.81	0.98	(0.17)	(0.01)	(0.18)
2011 - A	7.84	0.10	1.19	1.29	(0.12)	(0.03)	(0.15)
2011 - Institutional	7.89	0.14	1.19	1.33	(0.15)	(0.03)	(0.18)
2010 - A	7.78	0.11	0.10	0.21	(0.13)	(0.02)	(0.15)
2010 - Institutional	7.82	0.14	0.10	0.24	(0.15)	(0.02)	(0.17)
2009 - A	9.25	0.08	(1.44)	(1.36)	(0.11)	—	(0.11)
2009 - Institutional	9.27	0.13	(1.47)	(1.34)	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$11.31	18.12%	$636	0.60%	0.64%	3.16%	36%
11.38	18.45	739,859	0.20	0.24	1.34	36
9.78	10.52	243,892	0.60	0.65	1.62	24
9.84	11.02	207,103	0.20	0.25	1.88	24
8.98	16.41	222,002	0.60	0.66	1.05	23
9.04	16.89	147,848	0.20	0.26	1.46	23
7.84	2.56	191,008	0.60	0.69	1.30	23
7.89	2.94	57,539	0.20	0.29	1.73	23
7.78	(14.61)	120,898	0.60	1.11	1.12	52
7.82	(14.16)	28,022	0.20	0.71	1.85	52

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Portfolios and the Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolios deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolios write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by the Portfolios, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A total return swap is an agreement that gives a Portfolio the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2013:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$249,948,706	$—	$—
Fixed Income Underlying Funds	16,011,480	—	—
Exchange Traded Funds	10,910,139	—	—
Total	$276,870,325	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$251,719	$—	$—
Option Purchased	82,150	—	—
Total	$333,869	$—	$—
Liabilities(a)
Futures Contracts	$(102,752)	$—	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$649,417,945	$—	$—
Fixed Income Underlying Funds	41,276,236	—	—
Exchange Traded Funds	27,572,659	—	—
Total	$718,266,840	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$643,879	$—	$—
Option Purchased	206,700	—	—
Total	$850,579	$—	$—
Liabilities(a)
Futures Contracts	$(269,725)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of August 31, 2013. These instruments were used to meet the Portfolios’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Receivable for unrealized gain on futures variation margin; Investments, at value	$333,869	Payable for unrealized loss on futures variation margin	$(102,752)

Tax-Advantaged Global Equity
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Receivable for unrealized gain on futures variation margin; Investments, at value	$850,579	Payable for unrealized loss on futures variation margin	$(269,725)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$25,198	$(3,669)	1
Equity	Net realized gain (loss) from investments, futures and swap contracts/Net change in unrealized gain (loss) on investments, futures and swap contracts	2,853,085	(688,937)	302
Total		$2,878,283	$(692,606)	303

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$57,746	$(8,478)	1
Equity	Net realized gain (loss) from investments, futures and swap contracts/Net change in unrealized gain (loss) on investments, futures and swap contracts	6,519,745	(1,496,306)	718
Total		$6,577,491	$(1,504,784)	719

(a)	Average number of contracts is based on the average month end balances for the fiscal year ended August 31, 2013.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2013, Goldman Sachs advised that it did not retain any Class A front-end sales charges.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were $208,386 and $209,599 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

As of August 31, 2013, the amounts owed to affiliates of the Portfolios were as follows:

Portfolio	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Enhanced Dividend Global Equity	$36,724	$29	$9,810	$46,563
Tax-Advantaged Global Equity	95,627	60	25,537	121,224

F.  Line of Credit Facility — As of August 31, 2013, the Portfolios participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the commitment that has not been utilized. For the fiscal year ended August 31, 2013, the Portfolios did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

G.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2013 Goldman Sachs earned $4,343 and $10,138 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended August 31, 2013:

Enhanced Dividend Global Equity
Underlying Funds	Market Value 08/31/2012	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2013	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$5,371	$4,262,600	$(4,220,601)	$(41,251)	$(534)	$5,585	$9,275	$—
Goldman Sachs Emerging Markets Equity Insights Fund	7,648,114	25,457,198	(10,303,656)	1,283,569	(2,954,664)	21,130,561	139,043	—
Goldman Sachs High Yield Floating Rate Fund	—	5,486,731	(182,156)	(1,019)	(30,189)	5,273,367	88,577	—
Goldman Sachs High Yield Fund	10,572,514	5,271,901	(5,048,145)	146,026	(213,301)	10,728,995	636,038	146,710
Goldman Sachs International Equity Dividend and Premium Fund	48,799,649	24,525,306	(13,649,344)	(1,050,584)	5,721,452	64,346,479	1,626,767	418,572
Goldman Sachs International Small Cap Insights Fund	5,868,954	2,427,132	(910,575)	27,089	1,064,345	8,476,945	314,768	—
Goldman Sachs Local Emerging Markets Debt Fund	1,710,855	6,201,755	(7,596,596)	(245,412)	(67,069)	3,533	135,558	9,209
Goldman Sachs MLP Energy Infrastructure Fund	—	16,607,233	(494,421)	(2,540)	382,964	16,493,236	411,559	—
Goldman Sachs Small Cap Equity Insights Fund	19,616,486	11,286,842	(10,895,309)	1,323,511	2,314,453	23,645,983	138,894	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	101,335,445	47,088,639	(39,860,766)	1,799,641	5,492,543	115,855,502	2,979,135	5,168,725
Total	$195,557,388	$148,615,337	$(93,161,569)	$3,239,030	$11,710,000	$265,960,186	$6,479,614	$5,743,216

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity
Underlying Funds	Market Value 08/31/2012	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2013	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$12,134	$10,381,208	$(10,269,954)	$(99,967)	$(1,010)	$22,411	$21,821	$—
Goldman Sachs Emerging Markets Equity Insights Fund	17,053,693	66,041,025	(23,156,844)	3,236,355	(7,733,425)	55,440,804	313,897	—
Goldman Sachs High Yield Floating Rate Fund	—	13,935,589	(126,841)	(1,121)	(77,737)	13,729,890	224,931	—
Goldman Sachs High Yield Fund	23,483,998	14,965,316	(10,683,099)	261,023	(512,323)	27,514,915	1,536,137	334,238
Goldman Sachs International Small Cap Insights Fund	13,001,277	8,816,065	(1,538,803)	17,817	2,523,176	22,819,532	741,174	—
Goldman Sachs Local Emerging Markets Debt Fund	3,715,570	15,784,586	(18,689,510)	(664,751)	(136,875)	9,020	325,747	21,090
Goldman Sachs MLP Energy Infrastructure Fund	—	42,396,383	(1,305,047)	(11,640)	962,969	42,042,665	1,042,770	—
Goldman Sachs Structured International Tax-Managed Equity Fund	107,695,307	68,289,564	(28,056,470)	116,629	17,388,313	165,433,343	3,459,806	—
Goldman Sachs Structured Tax-Managed Equity Fund	269,092,844	150,054,066	(113,947,940)	8,906,862	49,575,769	363,681,601	4,272,667	—
Total	$434,054,823	$390,663,802	$(207,774,508)	$11,761,207	$61,988,857	$690,694,181	$11,938,950	$355,328

*	Includes reinvestment of distributions.

As of August 31, 2013, the following Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights	—%	10%
Goldman Sachs International Equity Dividend and Premium	17	—
Goldman Sachs International Small Cap Insights	—	6
Goldman Sachs MLP Energy Infrastructure	12	30
Goldman Sachs Small Cap Equity Insights	11	—
Goldman Sachs Structured International Tax-Managed Equity	—	88
Goldman Sachs Structured Tax-Managed Equity	—	86
Goldman Sachs U.S. Equity Dividend and Premium	9	—

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2013 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$155,625,465	$93,161,570
Tax-Advantaged Global Equity	409,589,802	207,774,508

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$7,473,447	$10,887,518
Net long-term capital gains	1,691,692	—
Total taxable distributions	$9,165,139	$10,887,518

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from ordinary income	$5,412,822	$6,434,909

As of August 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$1,957,547	$7,713,378
Undistributed long-term capital gains	8,917,225	10,772,656
Total undistributed earnings	$10,874,772	$18,486,034
Unrealized gains — net	26,103,886	136,573,683
Total accumulated earnings — net	$36,978,658	$155,059,717

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2013

7. TAX INFORMATION (continued)

As of August 31, 2013, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$250,819,653	$581,815,702
Gross unrealized gain	40,748,231	160,004,700
Gross unrealized loss	(14,615,409)	(23,346,862)
Net unrealized security gain	$26,132,822	$136,657,838
Net unrealized loss on other investments	(28,936)	(84,155)
Net unrealized gain	$26,103,886	$136,573,683

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures and options contracts.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations and differences in the tax treatment of Underlying Fund investments and foreign currency transactions.

	Accumulated Net Realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$(1,288,733)	$1,288,733
Tax-Advantaged Global Equity	(171,896)	171,896

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2013, the Enhanced Dividend Global Equity Portfolio invested 40.7% and 22.6% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As of August 31, 2013, the Tax-Advantaged Global Equity Portfolio invested 49.1% and 22.3% of its net assets in the Goldman Sachs Structured Tax-Managed Equity Fund (the “Structured Tax-Managed Equity Fund”) and the Goldman Sachs Structured International Tax-Managed Equity Fund (the “Structured International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The Structured International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

GSAM is subject to registration as a commodity pool operator (CPO) under the Commodity Exchange Act with respect to the Portfolios. The Commodity Futures Trading Commission (CFTC) on August 13, 2013, issued a final rule with respect to certain compliance obligations for CPOs of investment companies registered under the Act that will affect recordkeeping, reporting and disclosure requirements with respect to these Funds. Compliance with these obligations will be required beginning when these Funds file their next post-effective amendment that is an annual update to its registration statement on Form N-1A with the SEC.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2013

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	562,321	$5,573,889	5,522,941	$51,013,512
Reinvestment of distributions	382,300	3,752,192	350,174	3,215,538
Shares redeemed	(14,020,410)	(145,593,815)	(3,887,500)	(35,442,181)
	(13,075,789)	(136,267,734)	1,985,615	18,786,869
Institutional Shares
Shares sold	20,334,658	212,865,774	1,686,825	15,977,250
Reinvestment of distributions	477,280	4,849,132	185,877	1,709,335
Shares redeemed	(1,953,672)	(20,585,894)	(1,221,613)	(11,396,347)
	18,858,266	197,129,012	651,089	6,290,238
NET INCREASE	5,782,477	$60,861,278	2,636,704	$25,077,107

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,315,763	$13,291,684	6,894,969	$63,944,467
Reinvestment of distributions	497,466	4,964,658	382,556	3,360,355
Shares redeemed	(26,703,974)	(290,291,877)	(7,043,808)	(64,067,163)
	(24,890,745)	(272,035,535)	233,717	3,237,659
Institutional Shares
Shares sold	47,953,388	523,665,556	5,679,749	53,105,027
Reinvestment of distributions	465,876	4,670,878	278,499	2,455,281
Shares redeemed	(4,471,035)	(48,519,578)	(1,263,048)	(11,902,167)
	43,948,229	479,816,856	4,695,200	43,658,141
NET INCREASE	19,057,484	$207,781,321	4,928,917	$46,895,800

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the transfer agent, custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2013

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2013 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/13	Ending Account Value 8/31/13		Expenses Paid for the 6 Months Ended 8/31/13*	Beginning Account Value 3/01/13	Ending Account Value 8/31/13		Expenses Paid for the 6 Months Ended 8/31/13*
Class A
Actual	$1,000	$1,048.50		$3.10	$1,000	$1,067.00		$3.13
Hypothetical 5% return	1,000	1,022.18	+	3.06	1,000	1,022.18	+	3.06
Institutional
Actual	1,000	1,051.20		1.03	1,000	1,068.50		1.04
Hypothetical 5% return	1,000	1,024.20	+	1.02	1,000	1,024.20	+	1.02

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.60%	0.20%
Tax-Advantaged Global Equity	0.60	0.20

+	Hypothetical expenses are based on each Portfolio's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity and Goldman Sachs Tax-Advantaged Global Equity Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Portfolios and the Underlying Funds, including comparisons to the performance of groups of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and periodic compliance reports.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds and the Investment Adviser.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings compiled by the Outside Data Provider as of December 31, 2012. The information on each Portfolio’s investment performance was provided for the one- and three-year periods ending on December 31, 2012. The Trustees also reviewed each Portfolio’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Tax-Advantaged Global Equity Portfolio’s Class A Shares had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-year period ended March 31, 2013. They noted that the Enhanced Dividend Global Equity Portfolio’s Class A Shares had underperformed the Portfolio’s benchmark index for the one- and three-year periods ended March 31, 2013. The Trustees observed that the Investment Adviser had made a significant effort to enhance the senior management of the portfolio management team, particularly with the addition of certain key hires in 2011.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels and to waive portions of management fees paid by certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Portfolios themselves do not have breakpoints in their management fee schedules, but that the benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from their participation in the securities lending program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2014.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	106	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councilor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	106	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	106	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Herbert J. Markley Age: 63	Advisory Board Member	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007).	104	None
Roy W. Templin Age: 53	Advisory Board Member	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012).	104	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2013, the Trust consisted of 91 portfolios (83 of which offered shares to the public); GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC. Inc. Goldman Sachs Trust II and Goldman Sachs BDC. Inc. each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios - Tax Information (Unaudited)

For the fiscal year ended August 31, 2013, 45.69%, and 30.62% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2013, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.0240 and $0.0759 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 7.43%, and 34.13%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0079, and $0.0040 per share, respectively.

For the fiscal year ended August 31, 2013, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 78.80% and 69.94%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity Portfolio designates $1,691,692 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2013.

During the fiscal year ended August 31, 2013, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $726,532, and $1,539,104, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $739.4 billion in assets under management as of June 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
Herbert J. Markley*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin*

*Effective as of October 15, 2013.

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of August 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 112010.MF.MED.TMPL/10/2013 TAGEDGAR13/1.4K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,161	$2,865,276	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$0	Other attest services.

Tax Fees:

• PwC	$816,858	$661,025	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$2,063,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 25, 2013